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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 16, 1999
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                         Liberty Group Publishing, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                      333-46957                36-4197635
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)



            3000 Dundee Road, Northbrook, Illinois                  60062
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            (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (847) 272-2244
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On July 1, 1999 the Registrant (through a wholly owned subsidiary) consummated an exchange of assets with Newspaper Holdings, Inc. The Registrant transferred to Newspaper Holdings substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven newspaper businesses operated in the following communities in Pennsylvania: Corry; Kane; Punxsutawney; Ridgway; Saint Mary's; Titusville; and Warren County. In exchange, the Registrant accepted substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven newspaper businesses operated in the following communities: Moberly, Missouri; Joplin, Missouri; Oswego, New York; Beatrice, Nebraska; Donaldsonville, Louisiana; Bastrop, Louisiana; and Pratt, Kansas. The Registrant believes that the assets transferred to Newspaper Holdings by the Registrant had an approximate value of $45 million and the assets transferred to the Registrant by Newspaper Holdings had an approximate value of $45 million.

      Prior to this transaction, no material relationship existed between the Registrant and Newspaper Holdings, or between any affiliates of such entities.

      Subsequent to the closing of the asset exchange, Newspaper Holders paid to the Registrant approximately $209,000 in cash which is the amount by which the net working capital of the working capital of the newspaper groups transferred to Newspaper Holdings exceeded the net working capital of the newspaper groups transferred to the Registrant.

(b) The Registrant intends to continue to use the acquired assets for the same purposes as previously used by Newspaper Holdings.

The foregoing brief summary of the terms of the asset exchange is qualified in its entirety by reference to the provisions of the Asset Exchange Agreement dated as of July 1, 1999 among Liberty Group Operating, Inc., Liberty Group Pennsylvania Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of Liberty Group Operating and Newspaper Holdings, Inc., a Delaware corporation, a copy of which is filed as an exhibit to this Report and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Businesses Acquired

      Audited financial statements of the acquired businesses required pursuant to Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.

(b)   Pro Forma Financial Information



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      The pro forma financial information required pursuant to Article 11 of
      Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.


(c)   Exhibits

      2.1 Asset Exchange Agreement, dated as of July 1, 1999, among Liberty Group Operating, Inc., Liberty Group Pennsylvania Holdings, Inc. and Newspaper Holdings, Inc.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Liberty Group Publishing, Inc.


Date:  July 16, 1999           By: /s/ KENNETH L. SEROTA
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                                   Title:  President and Chief Executive Officer
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